DERIVED INFORMATION 8/22/05

[$250,000,000]

Loan Group 1 Senior Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Counterparty			Collateral Info	Group 1	TOTAL
Underwriter	Credit Suisse First Boston, LLC.		Gross WAC	7.27%	7.27%
Issuer	Home Equity Asset Trust 2005-7		WA CLTV	87.4%	89.3%
Depositor	CSFB Mtg Sec Corp		CLTV >80%	70.8%	74.0%
Seller	DLJ Mtg Capital, Inc.		CLTV >90%	38.3%	49.3%
Aggregator	DLJ Mtg Capital, Inc.		CLTV >95%	29.8%	43.1%
Rep Provider	DLJ Mtg Capital, Inc.		LB <$50,000	3.3%	2.2%
Master Servicer	N/A		LB $50k - $100k	12.0%	10.3%
Trustee	US Bank, NA		LB $100k - $150k	22.5%	17.4%
MI Provider	N/A		WA FICO	622	626
Monoline	N/A		<560 FICO	9.7%	11.8%
Credit Manager	MurrayHill		560 - 600 FICO	23.6%	21.0%
Federal Tax Status	REMIC		SF / TH / PUD	89.6%	89.7%
			2-4 Family	5.6%	5.9%
Originators	Group (%)	Total (%)	Condo	4.8%	4.4%
Provided Verbally			Manufactured Housing (MH)	0.0%	0.0%
			Other	0.0%	0.0%
			Primary	93.1%	95.2%
			Second	1.0%	0.6%
			Investment	5.9%	4.2%
Servicers	Group (%)	Total (%)	Full / Alt	61.4%	50.5%
SPS		50%	Stated / Limited	38.1%	49.0%
Wells		35%	NINA	0.5%	0.5%
Ocwen		15%	1st Lien	96.5%	96.5%
			2nd Lien	3.5%	3.5%
			State 1	CA	CA
			%	18.4%	22.2%
FICO	AGG UPB	AGG %	State 2	FL	FL
< 500	1,080,493	0.1%	%	9.7%	11.4%
500 - 519	16,416,247	1.6%	State 3	AZ	NY
520 - 539	41,048,692	4.1%	%	5.1%	5.3%
540 - 559	58,714,157	5.9%	State 4	IL	AZ
560 - 579	73,542,132	7.4%	%	4.5%	4.8%
580 - 599	127,318,943	12.8%	State 5	NY	MD
600 - 619	142,777,422	14.3%	%	4.3%	4.1%
620 - 639	137,425,885	13.8%	ARM / HYB	86.3%	88.4%
640 - 659	136,833,395	13.7%	Fixed	13.7%	11.6%
660 - 679	103,893,703	10.4%	Purchase	20.3%	49.2%
680 - 699	64,896,525	6.5%	Refi-RT	12.7%	6.8%
700 - 719	40,497,026	4.1%	Refi-CO	67.0%	44.0%
720 - 739	21,375,251	2.1%	Size	$314,325,710	$996,711,780
740 - 759	16,530,934	1.7%	AVG Balance	$138,044	$163,449
760 - 779	9,350,013	0.9%	Loan Count	2,277	6,098
780 - 799	4,028,606	0.4%	Interest Only (IO)	19.1%	25.0%
800 plus	982,355	0.1%	Negative Amortization	0.0%	0.0%

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 19.1% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %
0 - 4.5	-	0.0%	-	0.00%
4.5 - 5	594,662	0.1%	-	0.0%
5 - 5.5	14,039,534	1.4%	-	0.0%
5.5 - 6	72,484,948	7.3%	3,579,411	0.4%
6 - 6.5	128,919,498	12.9%	9,753,294	1.0%
6.5 - 7	231,954,339	23.3%	29,475,638	3.0%
7 - 7.5	149,865,298	15.0%	8,958,419	0.9%
7.5 - 8	142,439,619	14.3%	14,074,308	1.4%
8 - 8.5	55,683,250	5.6%	4,800,116	0.5%
8.5 - 9	51,874,396	5.2%	4,437,635	0.4%
9 - 9.5	14,389,692	1.4%	5,168,161	0.5%
9.5 - 10	12,872,033	1.3%	11,667,428	1.2%
10 - 10.5	3,144,781	0.3%	6,611,290	0.7%
10.5 - 11	2,030,489	0.2%	8,803,996	0.9%
11 - 11.5	363,832	0.0%	4,967,446	0.5%
11.5 - 12	149,954	0.0%	2,504,288	0.3%
12 - 12.5	209,190	0.0%	790,395	0.1%
12.5 - 13	-	0.0%	104,438	0.0%
13 - 13.5	-	0.0%	-	0.00%
13.5 - 14	-	0.0%	-	0.00%
14 - 14.5	-	0.0%	-	0.00%
14.5 +	-	0.0%	-	0.00%

Ratings
Moody's Rating	Aaa	Class 1-A-1 & Class 1-A-2
S&P Rating	AAA	Class 1-A-1 & Class 1-A-2
Fitch Rating	AAA	Class 1-A-1 & Class 1-A-2
DBRS Rating	AAA	Class 1-A-1 & Class 1-A-2

Credit Enhancement
Subordination (not including OC)		19.15%
Prefund OC (%)		1.10%	**
Initial Target OC (%)		1.10%	**
Stepdown OC (%)		2.20%
Stepdown Date		10/25/2008
Excess Interest (12m Avg, Fwd Libor)		Separate Cover

** OC will be fully funded at closing.

Notes

All non-dollar amount numbers should be formatted as percentages

Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.

The FICO and GWAC tables should be based on The Total pool.

LB is current loan balance

For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)

If a particular field has no data, enter 0% or $0 rather than 'NA'

Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.11%	0.18%	0.05%	0.03%	0.13%	0.17%	0.01%	0.03%
	560 - 599	0.12%	0.23%	0.08%	0.06%	0.14%	0.42%	0.03%	0.46%
	600 - 619	0.02%	0.06%	0.08%	0.04%	0.17%	0.21%	0.08%	0.62%
	620 - 659	0.02%	0.12%	0.06%	0.02%	0.13%	0.31%	0.15%	1.00%
	660 - 699	0.03%	0.04%	0.00%	0.01%	0.04%	0.35%	0.11%	0.56%
	700 - 740	0.03%	0.00%	0.00%	0.00%	0.00%	0.11%	0.05%	0.11%
	740 +	0.00%	0.00%	0.00%	0.02%	0.00%	0.06%	0.00%	0.11%

Fixed Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.06%	0.02%	0.03%	0.00%	0.10%	0.05%	0.00%	0.00%
	560 - 599	0.08%	0.03%	0.03%	0.00%	0.12%	0.09%	0.01%	0.02%
	600 - 619	0.11%	0.08%	0.04%	0.07%	0.08%	0.14%	0.00%	0.10%
	620 - 659	0.08%	0.10%	0.18%	0.02%	0.10%	0.16%	0.04%	1.00%
	660 - 699	0.06%	0.15%	0.04%	0.02%	0.02%	0.06%	0.06%	0.75%
	700 - 740	0.00%	0.05%	0.04%	0.00%	0.01%	0.00%	0.03%	0.27%
	740 +	0.00%	0.00%	0.00%	0.00%	0.02%	0.06%	0.00%	0.07%

Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.41%	0.96%	0.76%	0.20%	1.63%	2.45%	0.49%	0.19%
	560 - 599	0.22%	0.63%	0.50%	0.36%	0.98%	3.55%	0.80%	4.13%
	600 - 619	0.08%	0.11%	0.23%	0.11%	0.23%	1.22%	0.28%	2.83%
	620 - 659	0.07%	0.15%	0.19%	0.09%	0.59%	1.68%	0.55%	3.16%
	660 - 699	0.04%	0.05%	0.07%	0.06%	0.09%	0.66%	0.36%	0.97%
	700 - 740	0.03%	0.00%	0.00%	0.03%	0.02%	0.14%	0.09%	0.30%
	740 +	0.00%	0.02%	0.03%	0.15%	0.01%	0.16%	0.04%	0.28%

Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.83%	0.54%	0.76%	0.13%	1.13%	0.26%	0.03%	0.07%
	560 - 599	0.57%	0.53%	0.51%	0.27%	0.97%	2.18%	0.14%	0.38%
	600 - 619	0.11%	0.38%	0.14%	0.09%	0.46%	1.72%	0.11%	1.51%
	620 - 659	0.18%	0.17%	0.37%	0.15%	0.42%	2.39%	0.61%	5.10%
	660 - 699	0.04%	0.12%	0.10%	0.10%	0.32%	0.92%	0.20%	2.84%
	700 - 740	0.01%	0.02%	0.00%	0.00%	0.11%	0.25%	0.16%	1.11%
	740 +	0.03%	0.02%	0.02%	0.00%	0.11%	0.13%	0.04%	0.35%

Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.04%	0.00%	0.00%	0.14%	0.00%	0.00%	0.02%
	560 - 599	0.06%	0.05%	0.04%	0.00%	0.01%	0.29%	0.08%	0.98%
	600 - 619	0.00%	0.00%	0.01%	0.01%	0.19%	0.44%	0.17%	0.99%
	620 - 659	0.02%	0.04%	0.07%	0.08%	0.22%	0.93%	0.25%	2.10%
	660 - 699	0.00%	0.03%	0.00%	0.00%	0.13%	0.54%	0.12%	1.10%
	700 - 740	0.00%	0.00%	0.03%	0.00%	0.00%	0.16%	0.13%	0.45%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.04%	0.11%

Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.06%	0.00%	0.04%	0.00%	0.00%	0.00%
	560 - 599	0.06%	0.02%	0.08%	0.05%	0.18%	0.12%	0.00%	0.02%
	600 - 619	0.00%	0.16%	0.21%	0.05%	0.13%	0.24%	0.10%	0.16%
	620 - 659	0.04%	0.16%	0.00%	0.18%	0.25%	0.83%	0.27%	2.62%
	660 - 699	0.00%	0.00%	0.06%	0.04%	0.33%	0.81%	0.39%	3.54%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.20%	0.28%	0.19%	1.71%
	740 +	0.00%	0.03%	0.00%	0.00%	0.00%	0.07%	0.00%	0.98%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and documentation standard:

Should equal 100% ----> 100.0%

2. Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

79.1 - 80% CLTV (%)     9.95%

4. Approximate loan population fine

GT 80% CLTV (%)      73.96%

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group

    Freddie Mac purchasing)

6. The sum of all six FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Aggregrate -		Total	%		WA
Current Rate	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	4	882,598	0.1	4.82	80.0	709
5.01 - 5.50	69	19,671,375	2.0	5.37	79.3	674
5.51 - 6.00	333	76,874,122	7.7	5.83	79.0	662
6.01 - 6.50	727	154,928,294	15.5	6.31	79.8	650
6.51 - 7.00	1,232	247,047,886	24.8	6.80	80.1	636
7.01 - 7.50	901	168,355,776	16.9	7.28	80.5	620
7.51 - 8.00	857	143,536,053	14.4	7.77	81.8	607
8.01 - 8.50	432	63,139,906	6.3	8.30	81.4	588
8.51 - 9.00	371	49,729,706	5.0	8.76	83.3	584
9.01 - 9.50	243	20,309,037	2.0	9.28	84.3	585
9.51 - 10.00	354	23,679,713	2.4	9.84	89.8	601
10.01 - 10.50	191	9,837,515	1.0	10.32	94.4	624
10.51 - 11.00	194	10,296,348	1.0	10.81	91.7	609
11.01 - 11.50	117	5,403,912	0.5	11.29	93.2	602
11.51 - 12.00	51	2,183,982	0.2	11.79	89.2	584
12.01 - 12.50	18	754,094	0.1	12.34	86.3	569
12.51 - 12.88	4	81,462	0.0	12.77	99.4	626
Total:	6,098	996,711,780	100.0	7.27	81.2	626

Aggregrate -
Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	4	882,598	0.1	4.82	80.0	709
5.01 - 5.50	69	19,671,375	2.2	5.37	79.3	674
5.51 - 6.00	315	72,870,545	8.3	5.83	79.3	662
6.01 - 6.50	658	139,720,023	15.9	6.31	79.9	649
6.51 - 7.00	1,100	222,700,237	25.3	6.80	80.6	636
7.01 - 7.50	839	158,704,400	18.0	7.28	80.7	619
7.51 - 8.00	761	130,276,028	14.8	7.77	82.1	607
8.01 - 8.50	375	58,717,452	6.7	8.30	81.6	588
8.51 - 9.00	318	45,389,993	5.2	8.75	83.0	582
9.01 - 9.50	138	14,382,549	1.6	9.27	81.3	566
9.51 - 10.00	107	12,102,807	1.4	9.77	83.0	560
10.01 - 10.50	25	3,069,300	0.3	10.23	86.9	582
10.51 - 11.00	12	1,805,234	0.2	10.80	67.8	546
11.01 - 11.50	2	363,832	0.0	11.34	73.8	513
11.51 - 12.00	1	149,954	0.0	11.65	64.7	524
12.01 - 12.40	1	209,190	0.0	12.40	65.0	502
Total:	4,725	881,015,516	100.0	7.14	80.8	625

Aggregrate -
Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.59 - 6.00	18	4,003,578	3.5	5.89	73.8	667
6.01 - 6.50	69	15,208,270	13.1	6.38	78.1	664
6.51 - 7.00	132	24,347,648	21.0	6.81	76.0	639
7.01 - 7.50	62	9,651,376	8.3	7.29	77.9	628
7.51 - 8.00	96	13,260,025	11.5	7.76	79.4	606
8.01 - 8.50	57	4,422,454	3.8	8.28	78.9	592
8.51 - 9.00	53	4,339,713	3.8	8.79	86.3	611
9.01 - 9.50	105	5,926,489	5.1	9.31	91.5	631
9.51 - 10.00	247	11,576,906	10.0	9.91	96.8	644
10.01 - 10.50	166	6,768,215	5.8	10.35	97.8	643
10.51 - 11.00	182	8,491,114	7.3	10.82	96.8	622
11.01 - 11.50	115	5,040,080	4.4	11.29	94.6	609
11.51 - 12.00	50	2,034,029	1.8	11.80	91.1	588
12.01 - 12.50	17	544,905	0.5	12.32	94.5	595
12.51 - 12.88	4	81,462	0.1	12.77	99.4	626
Total:	1,373	115,696,264	100.0	8.25	84.1	632

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 19.1% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

		Total	%		WA
Group 1 -	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.78 - 5.00	2	295,825	0.1	4.85	80.0	657
5.01 - 5.50	25	4,933,061	1.6	5.33	80.8	652
5.51 - 6.00	141	25,922,883	8.2	5.82	78.4	645
6.01 - 6.50	283	48,375,667	15.4	6.31	79.3	641
6.51 - 7.00	486	82,519,011	26.3	6.80	80.2	627
7.01 - 7.50	318	50,751,378	16.1	7.28	80.9	613
7.51 - 8.00	284	42,249,186	13.4	7.77	83.7	615
8.01 - 8.50	161	20,432,284	6.5	8.31	85.0	601
8.51 - 9.00	115	14,484,458	4.6	8.76	85.8	594
9.01 - 9.50	86	6,966,282	2.2	9.28	86.5	582
9.51 - 10.00	123	7,380,349	2.3	9.81	90.8	604
10.01 - 10.50	78	3,531,692	1.1	10.31	95.0	621
10.51 - 11.00	87	3,509,416	1.1	10.81	93.6	612
11.01 - 11.50	46	1,755,547	0.6	11.28	97.8	614
11.51 - 12.00	29	739,114	0.2	11.80	98.8	627
12.01 - 12.50	10	413,079	0.1	12.30	95.9	603
12.51 - 12.88	3	66,477	0.0	12.79	99.2	629
Total:	2,277	314,325,710	100.0	7.27	82.0	622

Group 1 -
Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.78 - 5.00	2	295,825	0.1	4.85	80.0	657
5.01 - 5.50	25	4,933,061	1.8	5.33	80.8	652
5.51 - 6.00	134	24,551,458	9.1	5.82	78.6	643
6.01 - 6.50	258	44,398,332	16.4	6.31	79.3	638
6.51 - 7.00	426	72,311,647	26.7	6.80	80.6	626
7.01 - 7.50	286	45,525,729	16.8	7.28	81.0	610
7.51 - 8.00	240	36,445,174	13.4	7.78	83.8	614
8.01 - 8.50	138	18,288,792	6.7	8.32	84.7	599
8.51 - 9.00	92	12,834,874	4.7	8.75	85.3	589
9.01 - 9.50	49	5,353,168	2.0	9.29	84.7	569
9.51 - 10.00	45	4,337,912	1.6	9.76	88.1	583
10.01 - 10.50	10	1,136,558	0.4	10.24	92.3	569
10.51 - 11.00	7	647,081	0.2	10.85	74.9	546
11.01 - 11.25	1	139,905	0.1	11.25	80.0	528
Total:	1,713	271,199,516	100.0	7.13	81.4	620

Group 1 -
Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.75 - 6.00	7	1,371,425	3.2	5.90	74.2	688
6.01 - 6.50	25	3,977,335	9.2	6.34	80.2	670
6.51 - 7.00	60	10,207,364	23.7	6.83	77.2	636
7.01 - 7.50	32	5,225,650	12.1	7.28	80.7	633
7.51 - 8.00	44	5,804,012	13.5	7.75	83.2	624
8.01 - 8.50	23	2,143,492	5.0	8.28	87.6	611
8.51 - 9.00	23	1,649,584	3.8	8.81	89.7	634
9.01 - 9.50	37	1,613,114	3.7	9.27	92.7	626
9.51 - 10.00	78	3,042,437	7.1	9.89	94.8	634
10.01 - 10.50	68	2,395,134	5.6	10.34	96.3	645
10.51 - 11.00	80	2,862,335	6.6	10.81	97.9	627
11.01 - 11.50	45	1,615,642	3.7	11.28	99.4	621
11.51 - 12.00	29	739,114	1.7	11.80	98.8	627
12.01 - 12.50	10	413,079	1.0	12.30	95.9	603
12.51 - 12.88	3	66,477	0.2	12.79	99.2	629
Total:	564	43,126,194	100.0	8.16	85.3	636